UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

November 6, 2010

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2010, Jamba, Inc. (the “Company”) issued a press release announcing its financial results for the 12 and 40 week periods ended October 5, 2010. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

In connection with the Company’s Board of Directors’ approval of the Company entering into a non-binding letter of intent with Yogen Fruz for franchise development rights in Canada, given his family’s substantial interest in Yogen Fruz, on November 6, 2010 Michael Serruya advised the Company’s Board of Directors that he intends to resign as a director of the Company, effective upon the Company’s entering into a master development agreement with Yogen Fruz.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated November 9, 2010 regarding financial results for the 12 and 40 week periods ended October 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2010

JAMBA, INC.

By:	/s/ Karen L. Luey
Name:	Karen L. Luey
Title:	Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 9, 2010 regarding financial results for the 12 and 40 week periods ended October 5, 2010.